UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 18, 2018

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01.  Regulation FD Disclosure

Vectren Corporation (the Company) will meet with certain members of the financial community beginning on Sunday, May 20, 2018 at the American Gas Association Financial Forum in Phoenix, AZ. Carl Chapman, Chairman, President and CEO and Susan Hardwick, Executive Vice President and CFO, will provide an overview of the company's utility and nonutility businesses and key strategies for growth.

The accompanying slides to be used in these discussions are attached as exhibits to this filing as Exhibits 99.1.

Vectren Corporation is the parent company of Vectren Utility Holdings, Inc. (Utility Holdings) and Vectren Enterprises, Inc. (Enterprises).  Utility Holdings is the intermediate holding company of the Company's three operating public utilities, and Enterprises is the holding company for the Company's nonutility operations.

In this press release, the per share earnings contributions of the Utility Group, Nonutility Group, and Corporate and Other are presented and are non-GAAP measures.  Such per share amounts are based on the earnings contribution of each group included in Vectren’s consolidated results divided by Vectren’s basic average shares outstanding during the period.  The earnings per share of the groups do not represent a direct legal interest in the assets and liabilities allocated to the groups; instead they represent a direct equity interest in Vectren Corporation's assets and liabilities as a whole.  These non-GAAP measures are used by management to evaluate the performance of individual businesses.  In addition, other items giving rise to period over period variances, such as weather, may be presented on an after tax and per share basis.  These amounts are calculated at a statutory tax rate divided by Vectren’s basic average shares outstanding during the period.  Accordingly, management believes these measures are useful to investors in understanding each business’ contribution to consolidated earnings per share and in analyzing consolidated period to period changes and the potential for earnings per share contributions in future periods. Per share amounts of the Utility Group and the Nonutility Group are reconciled to the GAAP financial measure of basic EPS by combining the two. Any resulting differences are attributable to results from Corporate and Other operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.  These cautionary statements are attached as Exhibit 99.2.

The information contained herein and in the attached slides shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01.    Exhibits.

Exhibit Number	Description
99.1	Slide Presentation
99.2	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transactions, the Company expects to file a proxy statement, as well as other materials, with the SEC.WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.Investors will be able to obtain free copies of the proxy statement (when available) and other documents that will be filed by Vectren with the SEC at http://www.sec.gov, the SEC’s website, or from Vectren’s website (http://www.vectren.com) under the tab, “Investors” and then under the heading “SEC Filings.” Security holders may also read and copy any reports, statements and other information filed by Vectren with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at1-800-SEC-0330or visit the SEC’s website for further information on its public reference room.

PARTICIPANTS IN THE SOLICITATION

The Company, Parent and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transactions. Information regarding the directors and executive officers of the Company is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 22, 2018, and information regarding the directors and executive officers of Parent is available in its definitive proxy statement for its 2018 annual meeting, filed with the SEC on March 15, 2018. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities, holdings or otherwise, will be set forth in the proxy statement and other materials when they are filed with the SEC in connection with the proposed transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
May 18, 2018

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 7.01:

Exhibit Number	Description
99.1	Slide Presentation
99.2	Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995